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                                                                    Exhibit 32.2

                               U.S. REALTEL, INC.
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the quarterly report of U.S. RealTel, Inc. (the "Company") on Form 10-QSB for the quarter ending September 30, 2003, as filed with the United States Securities and Exchange Commission on the date hereof (the "Report"), I, Neal Miller, President, Chief Financial Officer and Chief Operating Officer of the Company, do hereby certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                         By: /s/ Neal Miller
                                             -----------------------------------
                                             Neal Miller
                                             Executive Vice President and Chief
                                             Financial Officer

November 12, 2003

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to U.S. RealTel, Inc. and will be retained by U.S. RealTel, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.